UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2010
COLONIAL PROPERTIES TRUST
(Exact name of registrant as specified in its charter)

Alabama	1-12358	59-7007599

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
COLONIAL REALTY LIMITED PARTNERSHIP
(Exact name of registrant as specified in its charter)

Delaware	0-20707	63-1098468

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2101 Sixth Avenue North, Suite 750, Birmingham, Alabama	35203

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (205) 250-8700
Not applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Colonial Properties Trust (the “Company”) is filing as Exhibit 99.1 (incorporated by reference herein) a description of certain material federal income tax consequences related to the taxation of the Company as a real estate investment trust, or REIT, and the ownership and disposition of common shares of beneficial interest, par value $0.01 per share, of the Company (the “common shares” or “shares”). The description contained in Exhibit 99.1 to this Current Report on Form 8-K replaces and supersedes prior descriptions of the federal income tax treatment of the Company and its shareholders to the extent that they are inconsistent with the description contained in this Current Report on Form 8-K.
* * *
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995: Certain statements in this Current Report on Form 8-K may constitute, “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 and involve known and unknown risks, uncertainties and other factors that may cause the company’s actual results, performance, achievements or transactions to be materially different from the results, performance, achievements or transactions expressed or implied by the forward looking statements. Factors that impact such forward looking statements include, among others, real estate conditions and markets, including recent deterioration in the multifamily market and the strength or duration of the current recession or recovery; increased exposure, as a multifamily focused REIT, to risks inherent in investments in a single industry; ability to obtain financing on reasonable rates, if at all; performance of affiliates or companies in which we have made investments; changes in operating costs; higher than expected construction costs; uncertainties associated with the timing and amount of real estate dispositions, including our existing inventory of condominium and for-sale residential assets; legislative or regulatory decisions; our ability to continue to maintain our status as a REIT for federal income tax purposes; price volatility, dislocations and liquidity disruptions in the financial markets and the resulting impact on availability of financing; the effect of any rating agency action on the cost and availability of new debt financings; level and volatility of interest rates or capital market conditions; effect of any terrorist activity or other heightened geopolitical crisis; or other factors affecting the real estate industry generally.
Except as otherwise required by the federal securities laws, the company assumes no responsibility to update the information in this Current Report on Form 8-K.
The company refers you to the documents filed by the company from time to time with the Securities and Exchange Commission, specifically the section titled “Risk Factors” in the company’s Annual Report on Form 10-K for the year ended December 31, 2009, as may be updated or supplemented in the company’s Form 10-Q filings, which discuss these and other factors that could adversely affect the company’s results.
This Current Report on Form 8-K is being filed or furnished (as the case may be) on behalf of Colonial Properties Trust (“CLP”) and Colonial Realty Limited Partnership (“CRLP”) to the extent applicable to either or both registrants. Certain of the events disclosed in the items covered by this Current Report on Form 8-K may apply to CLP only, CRLP only or both CLP and CRLP, as applicable.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits
Attached as exhibits to this form are the documents listed below:

Exhibit	Document

99.1	United States Federal Income Tax Consequences

SIGNATURE

COLONIAL PROPERTIES TRUST
Date: May 10, 2010	By:	/s/ John P. Rigrish
		Name:	John P. Rigrish
		Title:	Chief Administrative Officer

COLONIAL REALTY LIMITED PARTNERSHIP By: Colonial Properties Trust, its general partner
Date: May 10, 2010	By:	/s/ John P. Rigrish
		Name:	John P. Rigrish
		Title:	Chief Administrative Officer

EXHIBIT INDEX

Exhibit	Document

99.1	United States Federal Income Tax Consequences